Exhibit 10.42
Confidential PTC draft – November 11, 2019

Certain identified information has been marked in the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed.

License and Technology Transfer Agreement Amendment No. 2
(“Amendment No. 2”)
Effective Date: Dec. 1, 2019
Parties to Agreement:
National Taiwan University        (“Party A”)
Professor Wuh-Liang (Paul) Hwu    (“Party B”)
PTC Therapeutics GT, Inc.        (“Party C”)

WHEREAS, Party A and Party B entered in to a certain License and Technology Transfer Agreement with Agilis BioTherapeutics, LLC, NTU Contract No.: 104-I0TC-10, dated December 23, 2015 (the “Agreement”);
WHEREAS, on February 4, 2017, Agilis BioTherapeutics, LLC, converted its corporate form and changed its name to Agilis BioTherapeutics Inc.;
WHEREAS, on August 23, 2018, PTC Therapeutics, Inc. acquired Agilis BioTherapeutics, Inc., via its wholly-owned subsidiary PTC Therapeutics Holdings, Inc., and on August 24, 2018, changed its name to PTC Therapeutics GT, Inc.;
WHEREAS, PTC Therapeutics GT, Inc. (Party C) is now a wholly-owned affiliate of PTC Therapeutics, Inc. and the successor to all the rights and obligations of Agilis BioTherapeutics, LLC under the Agreement;
WHEREAS, Party C is pursuing a regulatory strategy of direct pursuit of marketing approval for the first Licensed Product, and therefore will not conduct a Phase III study;
WHEREAS, the Parties desire to amend the agreement to reflect this regulatory strategy and change the triggering event for payment of the former Phase III milestones;
NOW, THEREFORE, the Parties hereby agree as Follows:

1.	The first two sentences of Section 3.3 of the Agreement are deleted in their entirety.

2.
Section 5.2.2 of the Agreement is amended to read in its entirety as follows:

“5.2.2    Upon the first to occur of (i) acceptance of filing of an NDA for Licensed Product by FDA or (ii) acceptance of filing of an MAA for Licensed Product by EMA, Party C shall pay Party A milestone of $[**] US.”

Confidential PTC draft – November 11, 2019

3.	Section 5.2.3 of the Agreement is amended to read in its entirety as follows: “5.2.3 (Intentionally omitted).”
[Signatures on Following Page]
Parties to License and Technology Transfer Agreement Amendment No. 2

Party A: National Taiwan University
Representative:

By: /s/ Chung-Ming Kuan    12/10/2019
(signature)    (date)

Party B: Professor Wuh-Liang (Paul) Hwu
By: /s/ Wuh-Liang Hwu    11/25/2019
(signature)    (date)

Party C: PTC Therapeutics GT, Inc.
Representative:

By: /s/ Mark E. Boulding    12/10/2019
(signature)    (date)